Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Shell Midstream Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shawn J. Carsten, Chief Financial Officer of Shell Midstream Partners GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: April 30, 2021	/s/ Shawn J. Carsten
Vice President and Chief Financial Officer
of Shell Midstream Partners GP LLC
(the general partner of Shell Midstream Partners, L.P.)